Exhibit 10.22

June 30, 2016

(1)                                 KONINKLIJKE BUNGE B.V. (F/K/A BUNGE FINANCE B.V.), as Seller Agent

(2)                                 BUNGE NORTH AMERICA CAPITAL, INC., as Buyer

(3)                                 The Sellers party hereto

(4)                                 COÖPERATIEVE RABOBANK U.A. (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.), as Administrative Agent

SECOND AMENDMENT TO THE U.S.

RECEIVABLES PURCHASE AGREEMENT

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THIS SECOND AMENDMENT TO THE U.S. RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is dated June 30, 2016 and made between:

(1)                                 KONINKLIJKE BUNGE B.V. (F/K/A BUNGE FINANCE B.V.), as Seller Agent (the “Seller Agent”);

(2)                                 BUNGE NORTH AMERICA CAPITAL, INC., as Buyer (the “Buyer”);

(3)                                 The Sellers party hereto (the “Sellers”); and

(4)                                 COÖPERATIEVE RABOBANK U.A. (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.), as Administrative Agent (the “Administrative Agent”),

the Seller Agent, the Buyer, the Sellers and the Administrative Agent are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               This Amendment is supplemental to and amends the U.S. receivables purchase agreement, dated June 1, 2011, as amended on June 15, 2012 and as supplemented by that certain Additional Seller Supplement, dated March 12, 2014, made among the Seller Agent, the Buyer and the Sellers (the “Purchase Agreement”).

(B)                               The Parties have agreed to amend the Purchase Agreement on the terms set out below.

(C)                               This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement, dated June 1, 2011, as amended on May 24, 2012, July 25, 2012, April 23, 2013, May 28, 2013, March 14, 2014 and June 30, 2016 and as amended and restated on May 27, 2014, as further amended and restated on May 22, 2015, and as further amended and restated on May 26, 2016, among Bunge Securitization B.V., the Master Servicer, the persons from time to time party thereto as Conduit Purchasers, the persons from time to time party thereto as Committed Purchasers, the persons from time to time party thereto as Purchaser Agents, Coöperatieve Rabobank U.A., as the Administrative Agent and Purchaser Agent, and Bunge Limited, as Performance Undertaking Provider  (the “Receivables Transfer Agreement”).

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Purchase Agreement or, if not defined in the Purchase Agreement, Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement.  In the case of inconsistency between such terms in the Receivables Transfer Agreement and the terms defined in Section 1.1 of the Purchase Agreement, the terms defined in Section 1.1 of the Purchase Agreement shall prevail for all purposes of the Purchase Agreement.  The principles of interpretation set forth in Section 1.2 (Other terms) and 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.

2.                                      AMENDMENT OF THE PURCHASE AGREEMENT

With effect from the Amendment Effective Date (as such term is defined in Clause 6 (Conditions Precedent)), the Purchase Agreement shall be amended as follows:

(a)                                 The definition of Acquired Receivable shall be amended in its entirety to read as follows:

“Acquired Receivable” means each and every Receivable that existed and was owing to a Seller as of the opening of such Seller’s business on the Initial Purchase Date applicable to such Seller and each Receivable created or originated by such Seller from the opening of such Seller’s business on the Initial Purchase Date applicable to such Seller to and including such Seller’s Termination Date; provided that (i) no Receivable the Obligor of which is included on Schedule 9 (Excluded Obligors) attached to the Receivables Transfer Agreement on the Effective Date or created or acquired by a Seller on or after the date the Administrative Agent has received written notice from such Seller or the Seller Agent including such Obligor on the revised Schedule 9 (Excluded Obligors) shall be an Acquired Receivable hereunder unless in either case, the Administrative Agent has received written notice from such Seller or the Seller Agent removing such Obligor from the revised Schedule 9 (Excluded Obligors), (ii) no Receivable constituting a Repurchased Receivable shall be considered an Acquired Receivable hereunder after such Repurchased Receivable’s Repurchase Date, (iii) a Destination Sales Receivable shall only be deemed created or originated (and therefore shall only be sold, assigned, transferred and conveyed by the applicable Seller to the Buyer) on the applicable Destination Sale Transfer Date and (iv) no new Destination Sales Receivable shall constitute an Acquired Receivable (or be sold, assigned, transferred and conveyed by a Seller to the Buyer) following the occurrence of a Confidence Level Trigger Event.

(b)                                 The following definition of Confidence Level Trigger Event and Destination Sale Transfer Date shall be added to Section 1.1 as alphabetically appropriate:

“Confidence Level Trigger Event” means the failure of 10 percent or more of the railcars used by the Sellers and the Canadian Originator for the delivery of goods under Contracts to arrive at the related Obligor’s destination by the related Destination Sale Transfer Date as set forth in the most recent table of average travel times provided by the Master Servicer for the preceding three calendar months, as reported on a monthly basis in accordance with the Servicing Agreement.

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“Destination Sale Transfer Date” means, with respect to a Destination Sales Receivable, the date occurring the number of days following the date of the creation of the invoice related to such Destination Sales Receivable equal to (x) 5 plus (y) the average number of days required for delivery of the related goods for the specific origin/destination combination (as calculated by the applicable Seller in good faith and reflected in the servicing systems).

3.                                      REPRESENTATIONS

Each Seller represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Purchase Agreement, as such representations and warranties apply to such Seller, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Purchase Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.

5.                                      FURTHER ASSURANCE

The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

6.                                      CONDITIONS PRECEDENT

This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the Parties (the “Amendment Effective Date”).

7.                                      NOTICES, ETC.

All communications and notices provided for hereunder shall be provided in the manner described in Section 9.2 of the Purchase Agreement.

8.                                      EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall

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constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.

9.                                      GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

10.                               NO PROCEEDING; LIMITED RECOURSE

(a)                                 Each of the parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 10, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.

(b)                                 No recourse under any obligation, covenant or agreement of any Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or

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agent of such Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

KONINKLIJKE BUNGE B.V. (F/K/A BUNGE FINANCE B.V.), as Seller Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature to Second Amendment to the U.S. Receivables Purchase Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent

By:
Name:
Title:

[Signature to Second Amendment to the U.S. Receivables Purchase Agreement]

BUNGE NORTH AMERICA CAPITAL, INC., as Buyer

By:
Name:
Title:

[Signature to Second Amendment to the U.S. Receivables Purchase Agreement]

BUNGE NORTH AMERICA, INC., as Seller

By:
Name:
Title:

[Signature to Second Amendment to the U.S. Receivables Purchase Agreement]

BUNGE OILS, INC., as Seller

By:
Name:
Title:

[Signature to Second Amendment to the U.S. Receivables Purchase Agreement]

BUNGE NORTH AMERICA (EAST), LLC, as Seller

By:
Name:
Title:

[Signature to Second Amendment to the U.S. Receivables Purchase Agreement]

BUNGE MILLING, INC., as Seller

By:
Name:
Title:

[Signature to Second Amendment to the U.S. Receivables Purchase Agreement]

BUNGE MILLING, LLC, as Seller

By:
Name:
Title:

[Signature to Second Amendment to the U.S. Receivables Purchase Agreement]

BUNGE NORTH AMERICA (OPD WEST), INC., as Seller

By:
Name:
Title:

[Signature to Second Amendment to the U.S. Receivables Purchase Agreement]